Exhibit 99.1

Pineapple Energy Reports First Quarter 2023 Financial Results

May 11, 2023, at 4:15 p.m. EST

●	Revenue up 28% from Q4 2022

●	Gross profit up 60% from Q4 2022

●	Positive adjusted EBITDA and cash flow from continuing operations

●	$7.6 million of cash, restricted cash and investments

MINNETONKA, MN, May 11, 2023 /Globe Newswire/ -- Pineapple Energy Inc. (NASDAQ: PEGY), a leading provider of sustainable solar energy and back-up power to households and small businesses, today announced financial results for the first quarter ended March 31, 2023.

Pineapple CEO Kyle Udseth commented, “The strength of our Q1 results – the first full quarter with SUNation in the fold – showcases the value of our acquisition strategy and demonstrates our ability to execute operationally in integrating our businesses and driving accelerated performance. We’re ahead of schedule on our organic growth initiatives, and more importantly we reached the critical milestone of positive operating cash flow from continuing operations even earlier than we’d been forecasting. This is a huge step for Pineapple and is a testament to the strong performance of both our HEC and E-Gear businesses in Hawaii and our SUNation business in New York. I want to express my gratitude to all our employees for their hard work in getting the company to this key point. We’re excited about our momentum and look forward to reporting consistently positive results in the quarters ahead.”

First Quarter Business Highlights

●	Strong operating metrics in all geographies (pro forma Q1 2023 vs pro forma Q1 2022)

○	kW sold +60%

○	kW installed +52%

○	Sales referral rate of 50%

○	Battery attachment rate of 40%

●	Solid sequential growth in revenue and gross profit; positive cash flow from continuing operations and positive pro forma adjusted EBITDA

●	Launched “new build” strategy: SUNation awarded contract with Baiting Hollow Development Group, to outfit sustainable homes

●	E-Gear licensed proprietary Energy Management Controller to energy storage leader Eguana

●	Started program with Suffolk County Community College for labor force training

●	Rang the Closing Bell at Nasdaq to commemorate one-year listing anniversary

Subsequent Events

●	In April 2023, SUNation reached the milestone of 100 MW of solar installed since its founding.

First Quarter 2023 GAAP Results from Continuing Operations1

	1st Quarter 2023	4th Quarter 2022	1st Quarter 2022[3]
Revenue	$22,065,424	$17,183,617	$231,868
Gross Profit	$8,006,315	$5,005,122	$65,708
Operating Expense	$10,155,841	$8,550,236	$1,599,718
Net Loss	$(2,599,672)	$(539,502)	$(1,889,536)
Cash, restricted cash & investments[2]	$7,610,981	$7,923,244	$10,506,026
Diluted Loss per Share	($0.26)	($0.06)	($0.58)

1 Includes continuing operations and excludes discontinued operations.

2 Includes restricted cash and liquid investments of $4,190,567 as of March 31, 2023, and $4,463,089 as of December 31, 2022, earmarked for payment of contingent value rights.

3 As the determination for discontinued operations was made on December 31, 2022, the 1st Quarter 2022 numbers have been adjusted to reflect continuing operations only.

Note that due to the timing of the acquisition of SUNation, fourth quarter 2022 GAAP results include only 53 days of SUNation operations.

Below, all figures are for the first quarter of 2023 unless noted otherwise. All comparisons are to the fourth quarter of 2022, unless otherwise noted. Comparisons with first quarter of 2022 GAAP results are not meaningful because Q1 2022 included only 3 days of meaningful operations.

Revenue of $22.1 million was up 28% sequentially and gross profit of $8.0 million was up 60% sequentially as Q1 2023 represented the first full quarter of SUNation results.

Operating expenses of $10.2 million were up 19% sequentially, driven by a full quarter of SUNation and a $825 thousand unfavorable fair value remeasurement of the SUNation earnout consideration. Fourth quarter 2022 operating expenses included one-time items related to the SUNation acquisition.

Net loss of $2.6 million or $(0.26) per diluted share was greater sequentially due to a $3.34 million favorable fair value remeasurement of the contingent value right liability in the fourth quarter of 2022.

As of March 31, 2023, cash, cash equivalents, and restricted cash were $7.6 million. Of that amount, $4.2 million was held as restricted cash and investments that can only be used for the legacy CSI business and will be distributed to holders of contingent value rights (“CVRs”).

First Quarter 2023 Pro Forma Comparisons

To facilitate analysis of the Company’s operating business, below is an unaudited pro forma presentation of results as if the Company had completed the SUNation merger, the CSI merger, and the HEC/E-Gear asset acquisition as of January 1, 2022.

	Three Months Ended March 31
	2023	2022
Revenue	$22,065,424	$13,794,605
Net Loss	(2,597,652)	(2,634,695)

Adjusted EBITDA*	372,802	(880,910)

* Adjusted EBITDA is a non-GAAP financial measure. See “Pro Forma Results and Non-GAAP Financial Measures” and the reconciliations in this release for further information.

Pro forma revenue was up 60% due to a 52% increase in kWs installed and an increase in residential battery attach rates.

Pro forma adjusted EBITDA increased $1.25 million driven by increased EBITDA at both SUNation and HEC/E-Gear, offset by a slight increase in corporate expenses.

The unaudited pro forma financial information above is not necessarily indicative of consolidated results of operations of the combined business had the acquisition occurred at the beginning of the respective period, nor is it necessarily indicative of future results of operations of the combined company. The above unaudited pro forma results are not adjusted for the level of corporate overhead costs needed to support the go-forward strategy and instead include a higher cost structure based on operating legacy businesses and the structure in place while carrying out plans to complete the CSI merger transaction. The unaudited pro forma financial information above includes adjustments to amortization expense for intangible assets totaling $0 and $838,161 and excludes transaction costs totaling $2,020 and $2,698,548 for the three months ended March 31, 2023 and 2022, respectively.

Outlook

For the full year 2023, the Company reiterates its revenue guidance of $80 to $85 million, positive adjusted EBITDA and cash flow from operations in 2023.

Status of Contingent Value Rights

The CVR liability as of March 31, 2023, was estimated at $7,652,714 and represents the estimated fair value as of that date of the legacy CSI assets to be distributed to CVR holders.

About Pineapple Energy

Pineapple is focused on growing leading local and regional solar, storage, and energy services companies nationwide. Our vision is to power the energy transition through grass-roots growth of solar electricity paired with battery storage. Our portfolio of brands (SUNation, Hawaii Energy Connection, E-Gear, Sungevity, and Horizon Solar Power) provide homeowners and small businesses with an end-to-end product offering spanning solar, battery storage, and grid services.

Forward Looking Statements

This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth or growth opportunities, future opportunities, future flexibility to pursue acquisitions, future cash flows and future earnings. These statements are based on the Company’s current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements here due to changes in economic, business, competitive or regulatory factors, and other risks and uncertainties, including those set forth in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements in this press release speak only as of the date of this press release. The Company does not undertake any obligation to update or revise these forward-looking statements for any reason, except as required by law.

Contacts:

Pineapple Energy Kyle Udseth Chief Executive Officer +1 (952) 996-1674 Kyle.Udseth@pineappleenergy.com Eric Ingvaldson Chief Financial Officer +1 (952) 996-1674 Eric.Ingvaldson@pineappleenergy.com

PINEAPPLE ENERGY INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

ASSETS
	March 31	December 31
	2023	2022
CURRENT ASSETS:
Cash and cash equivalents	$1,920,414	$2,187,540
Restricted cash and cash equivalents	3,672,510	3,068,938
Investments	2,018,057	2,666,766
Trade accounts receivable, less allowance for credit losses of $112,581 and $108,636, respectively	6,118,196	5,564,532
Inventories, net	5,679,961	6,054,493
Employee retention credit	—	1,584,541
Related party receivables	76,847	116,710
Prepaid expenses	1,663,536	2,152,058
Costs and estimated earnings in excess of billings	507,564	777,485
Other current assets	634,095	634,362
Current assets held for sale	1,301,823	1,154,099
TOTAL CURRENT ASSETS	23,593,003	25,961,524
PROPERTY, PLANT AND EQUIPMENT, net	1,473,464	1,190,932
OTHER ASSETS:
Goodwill	20,545,850	20,545,850
Operating lease right of use asset	4,672,439	4,166,838
Intangible assets, net	19,280,111	20,546,810
Other assets, net	12,000	12,000
Non-current assets held for sale	2,264,810	2,271,533
TOTAL OTHER ASSETS	46,775,210	47,543,031
TOTAL ASSETS	$71,841,677	$74,695,487
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$7,748,143	$7,594,181
Accrued compensation and benefits	737,793	859,774
Operating lease liability	322,378	220,763
Other accrued liabilities	1,328,544	1,238,777
Related party payables	549,720	2,181,761
Income taxes payable	1,318	1,650
Refundable customer deposits	2,752,156	4,285,129
Billings in excess of costs and estimated earnings	3,104,435	2,705,409
Current portion of loans payable	371,264	346,290
Current portion of loans payable - related party	5,413,170	5,339,265
Current liabilities held for sale	1,069,199	1,161,159
TOTAL CURRENT LIABILITIES	23,398,120	25,934,158
LONG-TERM LIABILITIES:
Loans payable and related interest	3,444,316	3,138,194
Loans payable and related interest - related party	4,731,778	4,635,914
Operating lease liability	4,379,432	3,961,340
Earnout consideration	2,975,000	2,150,000
Contingent value rights	7,652,714	7,402,714
Long term liabilities held for sale	262,455	250,875
TOTAL LONG-TERM LIABILITIES	23,445,695	21,539,037
COMMITMENTS AND CONTINGENCIES (Note 9)
STOCKHOLDERS' EQUITY
Convertible preferred stock, par value $1.00 per share; 3,000,000 shares authorized; 28,000 shares issued and outstanding	28,000	28,000
Common stock, par value $0.05 per share; 75,000,000 shares authorized; 9,948,836 and 9,915,586 shares issued and outstanding, respectively	497,442	495,779
Additional paid-in capital	46,088,941	45,798,069
Accumulated deficit	(21,630,504)	(19,089,134)
Accumulated other comprehensive income (loss)	13,983	(10,422)
TOTAL STOCKHOLDERS' EQUITY	24,997,862	27,222,292
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$71,841,677	$74,695,487

PINEAPPLE ENERGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)

	Three Months Ended March 31
	2023	2022
Sales	$22,065,424	$231,868
Cost of sales	14,059,109	166,160
Gross profit	8,006,315	65,708
Operating expenses:
Selling, general and administrative expenses	8,062,123	273,750
Amortization expense	1,266,698	357,463
Transaction costs	2,020	968,505
Fair value remeasurement of SUNation earnout consideration	825,000	—
Total operating expenses	10,155,841	1,599,718
Operating loss	(2,149,526)	(1,534,010)
Other income (expense):
Investment and other income (expense)	19,533	(5,144)
Gain on sale of assets	244,271	—
Fair value remeasurement of contingent value rights	(250,000)	—
Interest and other expense	(458,218)	(350,382)
Other expense, net	(444,414)	(355,526)
Net loss before income taxes	(2,593,940)	(1,889,536)
Income tax expense	5,732	—
Net loss from continuing operations	(2,599,672)	(1,889,536)
Net income from discontinued operations, net of tax	44,683	5,902
Net loss	(2,554,989)	(1,883,634)

Other comprehensive gain (loss), net of tax:
Unrealized gain (loss) on available-for-sale securities	24,405	(17,067)
Total other comprehensive gain (loss)	24,405	(17,067)
Comprehensive loss	$(2,530,584)	$(1,900,701)

Basic net loss per share:
Continuing operations	$(0.26)	$(0.58)
Discontinued operations	—	—
	$(0.26)	$(0.58)

Diluted net loss per share:
Continuing operations	$(0.26)	(0.58)
Discontinued operations	—	—
	$(0.26)	$(0.58)

Weighted Average Basic Shares Outstanding	9,919,650	3,231,461
Weighted Average Dilutive Shares Outstanding	9,919,650	3,231,461

PINEAPPLE ENERGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,554,989)	$(1,883,634)
Net income from discontinued operations, net of tax	44,683	3,874
Net loss from continuing operations	(2,599,672)	(1,887,508)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,377,023	358,230
Share based compensation	312,445	—
Fair value remeasurement of earnout consideration	825,000	—
Fair value remeasurement of contingent value rights	250,000	—
Gain on sale of assets	(244,271)	—
Interest and accretion expense	458,218	336,405
Changes in assets and liabilities:
Trade accounts receivable	(513,802)	(50,165)
Inventories	624,532	71,754
Prepaid income taxes	(332)	—
Other assets, net	2,274,326	285,880
Accounts payable	153,962	(2,528,599)
Accrued compensation and benefits	(121,982)	(502,869)
Customer deposits	(1,532,973)	(47,367)
Other accrued liabilities	(1,129,141)	(1,091,411)
Accrued interest	(85,893)	—
Net cash provided by (used in) operating activities	47,440	(5,055,650)
Net cash (used in) provided by operating activities - discontinued operations	(173,019)	13,209
Net cash used in operating activities	(125,579)	(5,042,441)
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(329,657)	(245)
Acquisition of business, net of cash acquired	—	(10,256,865)
Proceeds from the sale of investments	673,114	49,194
Net cash provided by (used in) investing activities	343,457	(10,207,916)
Net cash used in investing activities - discontinued operations	(3,681)	—
Net cash provided by (used in) investing activities	339,776	(10,207,916)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings against working capital note payable	—	150,000
Borrowings of loans payable	226,361	—
Payments against loan payable principal	(97,821)	(4,500,000)
Payments related to equity issuance costs	—	(2,699,370)
Proceeds from the issuance of preferred stock upon closing of private placement	—	32,000,000
Purchase of common stock	(6,291)	—
Net cash provided by financing activities	122,249	24,950,630
NET INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	336,446	9,700,273
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF PERIOD	5,256,478	18,966
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$5,592,924	$9,719,239

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Income taxes paid	$332	$—
Interest paid	80,578	1,070,853
NONCASH FINANCING AND INVESTING ACTIVITIES:
Issuance of common stock for conversion of related party payables	—	2,350,000
Issuance of common stock for conversion of working capital note payable	—	500,000
Issuance of common stock for the acquisition of HEC and E-Gear	—	12,781,234
Effect of reverse capitalization	—	1,594,779
Operating right of use assets obtained in exchange for lease obligations	596,093	127,902

Pro Forma Results and Non-GAAP Financial Measures

This press release includes unaudited pro forma information, which represents the results of operations as if the Company had completed the CSI merger, the HEC and E-Gear asset acquisitions and the SUNation acquisition as of January 1, 2022. The unaudited pro forma financial information presented in this press release is not necessarily indicative of consolidated results of operations of the combined business had the acquisitions occurred at the beginning of the respective period, nor is it necessarily indicative of future results of operations of the combined company.

For the three months ended March 31, 2023 and 2022, the unaudited pro forma financial information includes adjustments to amortization expense for intangible assets totaling $0 and $838,161, respectively, and excludes transaction costs totaling $2,020 and $2,698,548, respectively.

This press release also includes non-GAAP financial measures that differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).

Adjusted EBITDA is a non-GAAP financial measure provided in this release, and is net loss, on a pro forma basis calculated in accordance with GAAP, adjusted for pro forma interest, income taxes, depreciation, amortization, stock compensation, gain on sale of assets, and non-cash fair value remeasurement adjustments as detailed in the reconciliations presented below in this press release.

These non-GAAP financial measures are presented because the Company believes they are useful indicators of its operating performance. Management uses these measures principally as measures of the Company’s operating performance and for planning purposes, including the preparation of the Company’s annual operating plan and financial projections. The Company believes these measures are useful to investors as supplemental information and because they are frequently used by analysts, investors and other interested parties to evaluate companies in its industry. The Company also believes these non-GAAP financial measures are useful to its management and investors as a measure of comparative operating performance from period to period.

The non-GAAP financial measures presented in this release should not be considered as an alternative to, or superior to, their respective GAAP financial measures, as measures of financial performance or cash flows from operations as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and they should not be construed to imply that the Company’s future results will be unaffected by unusual or non-recurring items. In addition, these measures do not reflect certain cash requirements such as tax payments, debt service requirements, capital expenditures and certain other cash costs that may recur in the future. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and cash costs to replace assets being depreciated and amortized. In evaluating non-GAAP financial measures, you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the adjustments in this presentation. The Company’s presentation of non-GAAP financial measures should not be construed to imply that its future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on the Company’s GAAP results in addition to using non-GAAP financial measures on a supplemental basis. The Company’s definition of these non-GAAP financial measures is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation.

Reconciliation of Non-GAAP to GAAP Financial Information

Reconciliation of Pro Forma Net Loss to Pro Forma Adjusted EBITDA:

	Three Months Ended March 31
	2023	2022
Pro Forma Net Loss	$(2,597,652)	$(2,634,695)
Interest expense	458,218	376,937
Interest income	(13,693)	(2,625)
Income taxes	5,732	85,806
Depreciation	110,325	70,936
Amortization	1,266,698	1,222,731
Stock compensation	312,445	-
Gain on sale of assets	(244,271)	-
FV remeasurement of contingent value rights	250,000	-
FV remeasurement of earnout consideration	825,000	-
Pro Forma Adjusted EBITDA	$372,802	$(880,910)